                                                                   Exhibit 10.29


                                    AGREEMENT
                                       FOR
                              PET IMAGING SERVICES


THIS AGREEMENT is made to (Redwood Regional Medical Group referred to as "Client") by MOBILE PET SYSTEMS, Inc., a Delaware Corporation (hereinafter referred to as "MPET"), headquartered at 2240 Shelter Island, San Diego, CA. 92106 (619-226-6738)

Client has indicated a specific need for POSITRON EMISSION TOMOGRAPHY (PET) services and MPET is prepared to meet those needs as follows:

1.       SERVICES

         1.01 MPET shall provide a CTI-SIEMENS ECAT EXACT P.E.T. system housed in an 8' x 40' Calumet Coach at Client's site.

2.       MAINTENANCE

         2.01 MPET shall be responsible for the maintenance and repair of the PET system in accordance with the manufacturer's specifications. MPET will utilize Siemens factory authorized and trained service engineers.

         8.1 MPET shall be responsible for Quality Assurance testing to maintain the PET system in peak operating condition in accordance with manufacturer's specifications.

3.       SITE

         3.01 Client shall make available an appropriate, safe, convenient site in accordance with the manufacturer's guidelines on Client's premises for the proper performance of PET studies on the PET system.

4.       MATERIALS, SUPPLIES AND PERSONNEL

         4.01 MPET shall provide all PET Technologists required to operate the PET system and perform the PET studies.

         4.02 Client shall provide radiopharmaceutical agents, needles, linen, film, and all patient supplies, etc., necessary for the performance of PET studies.

         8.1 MPET shall provide an on-board generator to operate PET system.

         4.04 Client shall pay for fuel associated with operation of PET system.

5.       COMPENSATION

         5.01 As compensation for services performed under the Agreement, Client shall compensate MPET as listed:

                  FEE FOR SERVICE:

                  First Four (4) PET Exams per day of service $ 800.00 per Exam Next Four (4) PET Exams per day of service $ 700.00 per Exam Additional PET Exams per day of service $ 600.00 per Exam

                  A minimum of four (4) exams per day for 2 service days per week is required with an option for a 3rd day per week.

                  Fee does not include FDG radiopharmaceuticals.

                  FEE FOR SERVICE OPTION: (may be exercised after 1st month)

                  Daily Flat Rate:  $4,600.00 a day.

                  ALL FEES FOR SERVICE DUE MPET WITHIN 45 DAYS OF INVOICE DATE.

6.       PRIMARY TERM

         6.01 The primary term of the agreement shall terminate June 30, 2000 with an option to renew monthly at client's request.


7.       INSURANCE

         8.1 Throughout the term of this Agreement, MPET shall maintain reasonable amounts of commercial insurance covering:

                  I. Comprehensive general and professional liability not to exceed $1,000,000 per occurrence and $3,000,000 aggregate.

                  II. All risks of physical damage or loss to the equipment provided by SERVICE hereunder; and

                  III. Worker's Compensation coverage for employees of SERVICE, if any, provided hereunder.


8.       TRAINING / MISC.

         8.1      MPET shall assist Client in:

                  1. Providing first 20 over reads from UCLA / USC at MPET's expense.

                  2. Providing a one week preceptorship program for Physician.

                  3. Providing information regarding PET billing protocols and insurance company reimbursement data.

                  4. Providing a guest PET lecturer for Client's medical staff meeting to advise referring physicians on the benefits of PET.



AS AGREED UPON BY:



------------------------------                  --------------------------------
Mobile P.E.T. Systems, Inc                      Redwood Regional Medical Group
San Diego, CA                                   Murray Wood, MBA
                                                121 Sotoyome St.
                                                Santa Rosa,CA 95405

                                    AMENDMENT
                                       TO
                                AGREEMENT BETWEEN
                          MOBILE P.E.T. SYSTEMS, INC.
                                       AND
                         REDWOOD REGIONAL MEDICAL GROUP


         WHEREAS, Mobile P.E.T. Systems, Inc. ("Mobile PET") and, REDWOOD REGIONAL MEDICAL GROUP ("Client") (hereinafter referred to as the "Parties") have entered into an Agreement dated ___________, 2000;

         WHEREAS, the Parties agree to amend said Agreement, in part, pursuant to Paragraph 6.7 of the GENERAL PROVISIONS. THEREFORE, said Agreement shall be amended, in part, by this Amendment, as follows:

         1) Paragraph 5. TERM, RENEWAL AND TERMINATION is modified to a "Three Year Term" from the commencement date and the term will not automatically renew for an additional three years without your written approval.

         2)       Paragraph 5.2.2. shall be amended as follows:

                  a.       The "right of first refusal" shall be non-binding.

         3)       Schedule "A" shall be amended as follows:

                  a. Mobile PET will agree to provide two complete sets of Med Image Work Station software and the Ethernet connection to mobile coach. This software is currently offered only on the Windows 98 platform.

         4)       Paragraph 3.1 shall be amended as follows:

                  a. Mobile PET will agree to modify or replace with new the existing "Russell Stole" receptacle to accept the 480 VAC//3Phase//85KVA fused at 100 Amps power requirements of our coach.

                  b. Mobile PET will pay for the trenching to the new location of the PET System Trailer, located in the front parking lot between the two trees.

                  c.       Price of this modification will not exceed $2,500.00.

                  d. Connection of the (2) telephone lines and Ethernet service will remain your responsibility as these are within your building and should be easily handled by your facility engineer.

         5)       Schedule E shall be partially amended as follows:

                  a. Mobile PET will agree to convert this agreement at any one time with a 30 day written notice to a daily flat rate of $4,500 for 8 Hours and $525.00 for each additional hour per day.

                  b. Mobile PET will agree to modify the required minimums to reflect the following "Ramp up" service schedule:

                           i. (1) One per day for the first (30) thirty days.

                           ii. (2) Two per day for the next (30) thirty days.

                           iii. (3) Three per day for the next (30) thirty days.

                           iv. (4) Four per day minimum for the balance of the agreement.

         6) Paragraph 2.4 "Training" of MOBILE PET SERVICES shall be modified as follows:

                  a. Mobile PET will agree to pay for the tuition expenses for Dr. Morehead and (1) additional member of your group to attend a preceptor at UCLA Medical Center. Total cost not to exceed $3,000.00.

                  b. There will be no charge for the training at the London PET Centre for Dr. Morehead during his visit to London on May 30th - June 2nd, 2000.

All other terms and conditions of the Agreement shall continue in full force and effect.

                                  Executed this ___ day of ___________, 2000.


                                  MOBILE P.E.T. SYSTEMS, INC.
                                  a Delaware corporation


                                  By:____________________________
                                     Paul J. Crowe
                                     President


                                  Executed this ___ day of ___________, 2000.


                                  REDWOOD REGIONAL MEDICAL GROUP


                                  By:____________________________
                                  Name:__________________________
                                  Title:___________________________


                                       2